UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)		July 7, 2010

Veritec, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-15113	95-3954373
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Incorporation)	Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN		55427
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(763) 253-2670

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendment to Articles of Incorporation

On June 28, 2010, Veritec, Inc. (the “Company”) mailed a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to the Secretary of State of Nevada to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000.   A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits
3.1           Certificate of Amendment of Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010                                                      By:                      /s/ Van Thuy Tran
Its Executive Chair and CEO